THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
AIG INCOME ADVANTAGE SELECTsm
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 23, 2009
TO PROSPECTUS DATED
SEPTEMBER 5, 2008
AS SUPPLEMENTED

          The United States Life Insurance Company in the City of New York ("USL") is amending its AIG Income Advantage Select variable universal life insurance policy prospectus for the purposes of providing notification of the upcoming termination of the American Home Assurance Company guarantee and providing notification of an upcoming change to the name of the product.

          Currently, insurance obligations under the policies and contracts issued by USL are guaranteed by American Home Assurance Company (the "Guarantee"). The Guarantee does not guarantee policy or contract value or the investment performance of the variable investment options.

          As of April 30, 2009 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued policies. The Guarantee will not cover any policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover any policies with a date of issue earlier than the Point of Termination until all insurance obligations under such policies are satisfied in full.

          Also, effective May 1, 2009, USL expects to change the name of AIG Income Advantage Selectsm to Income Advantage Selectsm. This change will have no impact on your rights under your Policy, and it will have no impact on your Policy's features or riders.

          For a period of time after May 1, 2009, we may provide you with confirmations, statements, illustrations and other reports that contain the name AIG Income Advantage Select.